UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

 _____________________

FORM 8-K

_____________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 29, 2025 (November 14, 2025)

Mag Magna Corp. (Exact name of registrant as specified in its charter)

333-268561	98-1626237
(Commission File Number)	(IRS Employer Identification Number)

4005 West Reno Avenue, Suite F Las Vegas, Nevada 89118	Wyoming
(Address of Principal Executive Offices)	(State or other jurisdiction of incorporation or organization)

702-595-2247

(Registrant’s telephone number, including area code)

Room 2318, Anxiaowo Apartment, Huaqiang Square,

Fuhai Sub-District, Bao’an District,

Shenzhen City, Guangdong Province, China, 518000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm. On November 14, 2025, Mac Accounting Group & CPAs, LLP (“Mac Accounting Group”), resigned as the independent registered public accounting firm of Mag Magna Corp., a Wyoming corporation (the “Company”), effective immediately. The Company has authorized Mac Accounting Group to respond fully to the inquiries of Boladale Lawal & Co., the successor auditors.

Mac Accounting Group served as the Company’s independent registered public accounting firm for the fiscal years ended April 30, 2025 and 2024, and the interim period ended July 31, 2025. Mac Accounting Group reviewed the Company’s quarterly report for the period ended July 31, 2025.

During the Company’s most recent fiscal year ended April 30, 2025, and the subsequent interim period through November 14, 2025: (i) there were no disagreements between the Company and Mac Accounting Group on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mac Accounting Group, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the Company’s financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Mac Accounting Group with the disclosures under this Item 4.01(a) and has requested and received from Mac Accounting Group a copy of the letter addressed to the Securities and Exchange Commission stating that Mac Accounting Group agrees with the above statements. A copy of the letter from Mac Accounting Group is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm. On December 2, 2025, the Company appointed Boladale Lawal & Co. (“Lawal & Co.”) as the Company’s new independent registered public accounting firm, effective immediately. During the Company’s two most recent fiscal years ended April 30, 2025 and 2024, and the subsequent interim period through November 14, 2025, neither the Company nor anyone acting on behalf of the Company had consulted Lawal & Co. regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did Lawal & Co. provide a written report or oral advice to the Company that Lawal & Co. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
16.1*	Letter from Mac Accounting Group & CPAs, LLP to the Securities and Exchange Commission, dated December 15, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAG MAGNA CORP.

Date: December 29, 2025	By:	/s/ Harpreet Sangha
Harpreet Sangha
Chief Executive Officer